UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF DELAWARE



____________________________________
                                     :
In re:                               :
                                     :             CHAPTER 11
WIRELESS ONE, INC.,                  :
                                     :             Case No. 99-295 (PJW)
          Debtor.                    :
                                     :
____________________________________
                      DEBTOR'S PLAN OF REORGANIZATION
                  UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                  ---------------------------------------


LATHAM & WATKINS                              MORRIS, NICHOLS, ARSHT & TUNNELL
Co-Counsel for Wireless One, Inc.             Co-Counsel for Wireless One, Inc.

885 Third Avenue, Suite 1000                  1201 North Market Street
New York, New York 10022                      P.O. Box 1347
(212) 906-1200                                Wilmington, Delaware 19899-1347
                                              (302) 658-9200



Dated:  March 15, 1999




                             TABLE OF CONTENTS

                                                                        PAGE



SECTION 1. DEFINITIONS AND INTERPRETATION.................................1

   1.1. Definitions.......................................................1
   1.2. Interpretation; Application of Definitions and Rules of
        Construction.....................................................11

SECTION 2. PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND
             PRIORITY TAX CLAIMS.........................................11

   2.1. Administrative Expense Claims....................................11
   2.2. Priority Tax Claims..............................................11

SECTION 3. CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.................12

SECTION 4. PROVISIONS FOR TREATMENT OF CLAIMS AND EQUITY INTERESTS.......12

   4.1. Priority Non-Tax Claims (Class 1)................................12
   4.2. Secured Claims (Class 2).........................................12
   4.3. BTA Installment Note Claims (Class 3)............................12
   4.4. Unsecured Claims (Class 4).......................................13
   4.5. Old Senior Note Claims (Class 5).................................13
   4.6. Indemnity Claims (Class 6).......................................13
   4.7. Old Common Stock Interests (Class 7).............................13
   4.8. Other Equity Interests (Class 8).................................14
   4.9. Alternative Treatment for Holders of Allowed Claims..............14

SECTION 5. IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS IMPAIRED;
           ACCEPTANCE OR REJECTION OF THE PLAN...........................14

   5.1. Holders of Claims and Equity Interests Entitled to Vote..........14
   5.2. Holders of Claims and Equity Interests Not Entitled to Vote......14

SECTION 6. MEANS OF IMPLEMENTATION.......................................14

   6.1. Distributions....................................................14
   6.2. Issuance of New Securities.......................................15
   6.3. New Warrant Agreement............................................15
   6.4. Exit Financing...................................................15
   6.5. Adoption of Stock Option Plan....................................15
   6.6. Incentive Options on the Effective Date..........................15
   6.7. Cancellation of Existing Securities and Agreements...............15
   6.8. Corporate Action.................................................15
   6.9. Restated Certificate of Incorporation............................16
   6.10. Registration Rights Agreement...................................16

SECTION 7. PROVISIONS GOVERNING DISTRIBUTIONS............................16

   7.1. Date of Distributions............................................16
   7.2. Disbursing Agent.................................................16
   7.3. Surrender of Instruments.........................................17
   7.4. Compensation of Professionals....................................17
   7.5. Delivery of Distributions........................................17
   7.6. Manner of Payment Under the Plan.................................18
   7.7. Fractional Shares................................................18
   7.8. Setoffs and Recoupment...........................................18
   7.9. Distributions After Effective Date...............................18
   7.10. Rights and Powers of Disbursing Agent...........................18
   7.11. Exculpation.....................................................19

SECTION 8. PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN........19

   8.1. Disputed Claims Process..........................................19
   8.2. No Distributions Pending Allowance...............................19
   8.3. Distributions After Allowance....................................19
   8.4. Voting Rights of Holders of Disputed Claims......................20

SECTION 9. PROVISIONS GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES.20

   9.1. Assumption or Rejection of Contracts and Leases..................20
   9.2. Amendments to Schedule; Effect of Amendments.....................20
   9.3. Bar to Rejection Damage Claims...................................21
   9.4. Indemnification Obligations......................................21

SECTION 10. CONDITIONS PRECEDENT TO EFFECTIVE DATE.......................21

   10.1. Conditions Precedent to Effective Date of the Plan..............21
   10.2. Waiver of Conditions Precedent..................................22

SECTION 11. EFFECT OF CONFIRMATION.......................................22

   11.1. Vesting of Assets...............................................22
   11.2. Binding Effect..................................................22
   11.3. Discharge of Debtor.............................................22
   11.4. Term of Injunctions or Stays....................................23
   11.5. Indemnification Obligations.....................................23
   11.6. Releases........................................................23

SECTION 12. WAIVER OF AVOIDANCE ACTION CLAIMS............................23

SECTION 13. RETENTION OF JURISDICTION....................................24

SECTION 14. MISCELLANEOUS PROVISIONS.....................................25

   14.1. Payment of Statutory Fees.......................................25
   14.2. Retiree Benefits................................................25
   14.3. Administrative Expenses Incurred After the Confirmation Date....25
   14.4. Section 1125(e) of the Bankruptcy Code..........................25
   14.5. Compliance with Tax Requirements................................26
   14.6. Severability of Plan Provisions.................................26
   14.7. Notices.........................................................26
   14.8. Governing Law...................................................27
   14.9. Binding Effect..................................................28




                                   -ii-


                      DEBTOR'S PLAN OF REORGANIZATION
                  UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

     Wireless   One,  Inc.  proposes  the  following  chapter  11  Plan  of
Reorganization, dated as of March 15, 1999, pursuant to section 1121(a) of the Bankruptcy Code:

SECTION 1. DEFINITIONS AND INTERPRETATION

     1.1. Definitions.

     The following terms used herein shall have the respective meanings defined below:

1995 Senior Notes                               means  the 13% Senior Notes Due 2003 issued by the
                                                Debtor having  an  aggregate  principal  amount of
                                                $150 million.
1996 Senior Discount Notes                      means  the 13 1/2 % Senior Discount Notes Due 2006
                                                issued by the Debtor having an aggregate principal
                                                amount at maturity of $239,252,000 and an accreted
                                                value on the Petition Date of $172.4 million.
Administrative Expense Claim                    means any  right to payment constituting a cost or
                                                expense of administration  of  the Chapter 11 Case
                                                allowed under sections 503(b) and 507(a)(l) of the
                                                Bankruptcy  Code,  including, without  limitation,
                                                (a) any actual and necessary costs and expenses of
                                                preserving the Debtor's estate, (b) any actual and
                                                necessary  costs and  expenses  of  operating  the
                                                Debtor's  business   in  the  ordinary  course  of
                                                business,  (c)  any  indebtedness  or  obligations
                                                incurred or assumed by  the  Debtor  in Possession
                                                during the Chapter 11 Case in the ordinary  course
                                                of  business,  (d)  any allowances of compensation
                                                and  reimbursement  of   expenses  to  the  extent
                                                allowed by Final Order under section 330 or 503 of
                                                the Bankruptcy Code, and (e)  any  fees or charges
                                                assessed against the Debtor's estate under section
                                                1930, title 28, United States Code.
Allowed                                         means,  with  reference  to  any  Claim  or Equity
                                                Interest, (a) any Claim or Equity Interest  as  to
                                                which   no   objection   to   allowance  has  been
                                                interposed on or before the Confirmation  Date  or
                                                such  other  applicable period of limitation fixed
                                                by the Bankruptcy  Code,  the Bankruptcy Rules, or
                                                the Bankruptcy Court, or as to which any objection
                                                has been determined by a Final Order to the extent
                                                such  objection  is determined  in  favor  of  the
                                                respective  holder,   (b)   any  Claim  or  Equity
                                                Interest as to which the liability  of  the Debtor
                                                and  the  amount  thereof are determined by  final
                                                order of a court of  competent  jurisdiction other
                                                than  the  Bankruptcy Court or (c)  any  Claim  or
                                                Equity  Interest   expressly   allowed  hereunder.
                                                Unless otherwise specified in the  Plan  or  in  a
                                                Final  Order of the Bankruptcy Court allowing such
                                                claim, "Allowed" in reference to a Claim shall not
                                                include  (a)  interest on the amount of such Claim
                                                accruing from and  after  the  Petition  Date, (b)
                                                punitive  or  exemplary  damages  or (c) any fine,
                                                penalty or forfeiture.
BTA Installment Notes                           means   approximately   $24.9   million  aggregate
                                                principal  amount of obligations of  the  Debtor's
                                                wholly-owned  direct  and indirect subsidiaries to
                                                the United States Government  in  connection  with
                                                the  purchase  of  certain  licenses  to  transmit
                                                signals  in certain basic trading areas which  are
                                                regularly paid by the Debtor.
BTA Installment Note Claims                     means  Claims,   if   any,  arising  under  or  in
                                                connection with the BTA  Installment  Notes  or in
                                                connection  with  the purchase of certain licenses
                                                to transmit signals in certain basic trading areas
                                                which relate to the BTA Installment Notes.
Bankruptcy Code                                 means title 11, United  States  Code,  as  amended
                                                from time to time, as applicable to the Chapter 11
                                                Case.
Bankruptcy Court                                means  the  United  States  District Court for the
                                                District of Delaware having jurisdiction  over the
                                                Chapter   11  Case  and,  to  the  extent  of  any
                                                reference made under section 157, title 28, United
                                                States Code,  the  unit  of  such  District  Court
                                                having jurisdiction over the Chapter 11 Case under
                                                section 151, title 28, United States Code.
Bankruptcy Rules                                means the Federal Rules of Bankruptcy Procedure as
                                                promulgated  by  the  United  States Supreme Court
                                                under section 2075, title 28, United  States Code,
                                                as  amended from time to time, applicable  to  the
                                                Chapter  11  Case,  and  any  Local  Rules  of the
                                                Bankruptcy Court.
Bondholder Litigation Claim                     means  a  Claim  (a)  arising from rescission of a
                                                purchase or sale of a debt security of the Debtor,
                                                (b) for damages arising  from the purchase or sale
                                                of such a debt security or  (c)  for reimbursement
                                                or contribution allowed under section  502  of the
                                                Bankruptcy  Code on account of a Claim for damages
                                                or rescission arising out of a purchase or sale of
                                                a debt security of the Debtor.
BT Alex. Brown                                  means BT Alex. Brown, Inc.
BT Alex. Brown Stipulation                      means  that certain  stipulation  among  BT  Alex.
                                                Brown, the  Debtor and the Unofficial Noteholders'
                                                Committee dated as of March __, 1999.
Business Day                                    means any day  other  than a Saturday, a Sunday or
                                                any other day on which banking institutions in New
                                                York, New York are required or authorized to close
                                                by law or executive order.
Cash                                            means  legal  tender  of  the   United  States  of
                                                America.
Chapter 11 Case                                 means  the  Debtor's voluntary case filed with the
                                                Bankruptcy  Court   under   Chapter   11   of  the
                                                Bankruptcy Code.
Charter                                         means the Restated Certificate of Incorporation of
                                                Reorganized    Wireless,   which   shall   be   in
                                                substantially the form annexed as Exhibit 1 to the
                                                Plan.
Claim                                           means  (a)  any  right to payment from the Debtor,
                                                whether or not such  right is reduced to judgment,
                                                liquidated,   unliquidated,   fixed,   contingent,
                                                matured, unmatured,  disputed,  undisputed, legal,
                                                equitable,   secured,  or  unsecured,   known   or
                                                unknown, or (b)  any  right to an equitable remedy
                                                for breach of performance  if  such  breach  gives
                                                rise  to  a  right  of  payment  from  the Debtor,
                                                whether  or not such right to an equitable  remedy
                                                is  reduced   to   judgment,   fixed,  contingent,
                                                matured, unmatured, disputed, undisputed, secured,
                                                or unsecured, known or unknown.
Class                                           means any group of substantially similar Claims or
                                                Equity  Interests  classified by the Plan pursuant
                                                to section 1129(a)(l) of the Bankruptcy Code.
Collateral                                      means any property or  interest in property of the
                                                Debtor's estate subject  to  a  Lien to secure the
                                                payment or performance of a Claim,  which  Lien is
                                                not  subject  to  avoidance  under  the Bankruptcy
                                                Code.
Confirmation Date                               means   the   date  on  which  the  Clerk  of  the
                                                Bankruptcy Court  enters the Confirmation Order on
                                                its docket.
Confirmation Hearing                            means  the  hearing  to  be held by the Bankruptcy
                                                Court regarding confirmation  of the Plan, as such
                                                hearing may be adjourned or continued from time to
                                                time.
Confirmation Order                              means the order of the Bankruptcy Court confirming
                                                the  Plan,  which  shall  be  in a form reasonably
                                                acceptable    to   the   Debtor,   an   Unofficial
                                                Noteholders' Committee Majority and MLGAF.
Debtor                                          means Wireless  One, Inc., a Delaware corporation,
                                                the debtor in the Chapter 11 Case.
Debtor in Possession                            means the Debtor  in  its  capacity as a debtor in
                                                possession in the Chapter 11  Case  under sections
                                                1107(a) and 1108 of the Bankruptcy Code.
DGCL                                            means the General Corporation Law of  the State of
                                                Delaware, as amended from time to time.
Disallowed                                      means, when used with respect to a Claim or Equity
                                                Interest, a Claim or Equity Interest that has been
                                                disallowed by Final Order.
Disbursing Agent                                means  any  entity in its capacity as a disbursing
                                                agent under Sections 7.2 and 7.10 of the Plan.
Disclosure Statement                            means  the disclosure  document  relating  to  the
                                                Plan, including,  without limitation, all exhibits
                                                and  schedules  thereto   as   approved   by   the
                                                Bankruptcy  Court  pursuant to section 1125 of the
                                                Bankruptcy Code.
Disputed Claim                                  means, with respect to a Claim or Equity Interest,
                                                any  such  Claim or Equity Interest proof of which
                                                was filed with  the Bankruptcy Court and (a) which
                                                has been or hereafter  is  listed on the Schedules
                                                as unliquidated, disputed or contingent, and which
                                                has not been resolved by written  agreement of the
                                                parties  or an order of the Bankruptcy  Court,  or
                                                (b) as to  which  the Debtor or any other party in
                                                interest  has interposed  a  timely  objection  in
                                                accordance   with  the  Bankruptcy  Code  and  the
                                                Bankruptcy Rules,  which  objection  has  not been
                                                withdrawn or determined by a Final Order. Prior to
                                                (i) the time  an objection has been filed and (ii)
                                                the expiration of  the time within which to object
                                                to such Claim or  Equity Interest set forth herein
                                                or   otherwise   established   by   order  of  the
                                                Bankruptcy court, a Claim or Equity Interest shall
                                                be  considered   a   Disputed  Claim  or  Disputed
                                                Equity interest to the  extent  that the amount of
                                                the Claim or Equity  Interest specified in a proof
                                                or Claim or Equity  Interest exceeds the amount of
                                                the  Claim  or  Equity  Interest  scheduled by the
                                                Debtor as not disputed, contingent or unliquidated.
Effective Date                                  means  the  first  Business  Day  on which all the
                                                conditions   precedent   to  the  Effective   Date
                                                specified in Section 10.1  of  the Plan shall have
                                                been  satisfied or waived as provided  in  Section
                                                10.2 of  the  Plan;  provided,  however, that if a
                                                stay of the Confirmation Order is  in  effect, the
                                                Effective  Date  shall  be the first Business  Day
                                                after such stay is no longer in effect.
Equity Interest                                 means  the  interest  of  any   holder  of  equity
                                                securities of the Debtor represented by any issued
                                                and  outstanding  shares  of common  or  preferred
                                                stock  or  other instrument evidencing  a  present
                                                ownership interest  in  the Debtor, whether or not
                                                transferable,  or any option,  warrant  or  right,
                                                contractual   or   otherwise,   to   acquire,   in
                                                connection with or related  to  any such interest,
                                                including,  without  limitation, any  rights  with
                                                respect  to  the  Debtor  under  any  registration
                                                rights  agreement  or  stockholders  agreement  to
                                                which the Debtor is a party.
Final Order                                     means an order or judgment of the Bankruptcy Court
                                                entered by the Clerk  of  the  Bankruptcy Court on
                                                the docket in the Chapter 11 Case,  which  has not
                                                been  reversed,  vacated or stayed and as to which
                                                (a) the time to appeal, petition for certiorari or
                                                move for a new trial,  reargument or rehearing has
                                                expired and as to which  no  appeal,  petition for
                                                certiorari  or other proceedings for a new  trial,
                                                reargument or  rehearing  shall then be pending or
                                                (b) if an appeal, writ of certiorari,  new  trial,
                                                reargument  or  rehearing thereof has been sought,
                                                such order or judgment  of  the  Bankruptcy  Court
                                                shall  have been affirmed by the highest court  to
                                                which such order was appealed, or certiorari shall
                                                have been  denied  or  a  new trial, reargument or
                                                rehearing shall have been denied or resulted in no
                                                modification of such order,  and  the time to take
                                                any  further  appeal,  petition for certiorari  or
                                                move  for  a  new trial, reargument  or  rehearing
                                                shall have expired;  provided,  however,  that the
                                                possibility  that  a  motion under Rule 60 of  the
                                                Federal Rules of Civil Procedure, or any analogous
                                                rule  under the Bankruptcy  Rules,  may  be  filed
                                                relating to such order, shall not cause such order
                                                not to be a Final Order.
Incentive Options                               means the options to purchase shares of New Common
                                                Stock pursuant to the Stock Option Plan.
Indemnity Claim                                 means a  Claim (i) of a director or officer of the
                                                Debtor  that   was  not  a  director  or  officer,
                                                respectively, at  any  time  on or after August 1,
                                                1998  or (ii) that is not assumed  by  the  Debtor
                                                pursuant to Section 11.5 of the Plan, in each case
                                                for any  obligations  of  the  Debtor to indemnify
                                                directors  or  officers  against  any  obligations
                                                pursuant   to   the   Debtor's   certificate    of
                                                incorporation, by-laws, contract, applicable state
                                                law,   any   combination   of  the  foregoing,  or
                                                otherwise.
Lien                                            means  any  charge  against,  encumbrance  upon or
                                                other  interest  in property, the purpose of which
                                                is to secure payment  of  a debt or performance of
                                                an obligation.
MLGAF                                           means Merrill Lynch Global Allocation Fund, Inc.
New Common Stock                                means  the  shares  of common stock of Reorganized
                                                Wireless to be issued  and  outstanding  as of the
                                                Effective Date.
New Common Stock Distribution Amount            means  the 9,950,000 shares of New Common Stock to
                                                be distributed  to  holders  of Allowed Old Senior
                                                Note   Claims   and   Allowed  Old  Common   Stock
                                                Interests.
New Warrants                                    means  the  warrants which are issued pursuant to,
                                                and exercisable  in accordance with, the terms and
                                                conditions of the New Warrant Agreement.
New Warrant Agreement                           means the warrant agreement governing the issuance
                                                of   the  New  Warrants,   which   shall   be   in
                                                substantially the form annexed as Exhibit 2 to the
                                                Plan.
Old Common Stock                                means  the  issued and outstanding common stock of
                                                the Debtor.
Old Common Stock Interest                       means  an Equity Interest represented by shares of
                                                Old Common Stock.
Old Indentures                                  means (i)  that  certain indenture with respect to
                                                the 1995 Senior Notes dated as of October 24, 1995
                                                between the Debtor and United States Trust Company
                                                of  New  York,  as  trustee,   as   amended  by  a
                                                supplemental indenture dated July 26, 1996, and as
                                                further amended by a second supplemental indenture
                                                dated  August  24,  1998,  and  (ii) that  certain
                                                indenture with respect to the 1996 Senior Discount
                                                Notes  dated  as  of August 12, 1996  between  the
                                                Debtor  and United States  Trust  Company  of  New
                                                York, as  trustee,  as  amended  by a supplemental
                                                indenture dated August 24, 1998.
Old Senior Notes                                means, collectively, the 1995 Senior Notes and the
                                                1996 Senior Discount Notes or the Old Indentures.
Old Senior Note Claim                           means  a Claim arising under or in connection with
                                                the Old Senior Notes or the Old Indentures.
Other Equity Interest                           means an  Equity Interest in the Debtor, including
                                                warrants and  options,  other  than  an Old Common
                                                Stock Interest.
Petition Date                                   means  February  11,  1999,  the date on which the
                                                Debtor commenced the Chapter 11 Case.
Plan                                            means this Plan of Reorganization Under Chapter 11
                                                of the Bankruptcy Code dated as of March 15, 1999,
                                                including, without limitation,  the  exhibits  and
                                                schedules  hereto,  as  the same may be amended or
                                                modified from time to time  in accordance with the
                                                provisions of the Bankruptcy  Code  and  the terms
                                                hereof.
Postpetition Financing                          means that certain postpetition financing facility
                                                between  the  Debtor  and  MLGAF  approved  by the
                                                Bankruptcy Court on February 12, 1999.
Priority Non-Tax Claim                          means  any  Claim  other  than  an  Administrative
                                                Expense Claim or a Priority Tax Claim, entitled to
                                                priority  in payment under section 507(a)  of  the
                                                Bankruptcy Code.
Priority Tax Claim                              means any Claim of a governmental unit of the kind
                                                entitled to  priority  in  payment as specified in
                                                sections 502(i) and 507(a)(8)  of  the  Bankruptcy
                                                Code.
Ratable Proportion                              means,  with  reference  to  any  distribution  on
                                                account  of  any  Claim  or Equity Interest in any
                                                Class, as the case may be, a distribution equal in
                                                amount to the ratio (expressed  as  a  percentage)
                                                that the amount of such Claim or number  of shares
                                                evidencing  such  Equity Interests, as applicable,
                                                bears  to  the  aggregate   amount  of  Claims  or
                                                aggregate number of outstanding  shares  of Equity
                                                Interests in the same Class, as applicable.
Rejection Claim                                 means  any  Claim against the Debtor arising  from
                                                the  rejection   of   any  executory  contract  or
                                                unexpired lease, including  any  Claim  of  (a)  a
                                                lessor for damages resulting from the rejection of
                                                a  lease  of real property as any such claim shall
                                                be calculated in accordance with section 502(b)(6)
                                                of the Bankruptcy  Code  or  (b)  an  employee for
                                                damages   resulting  from  the  rejection  of   an
                                                employment  agreement  as  any such Claim shall be
                                                calculated in accordance with section 502(b)(7) of
                                                the Bankruptcy Code.
Reorganized Wireless                            means  the Debtor, as it will be reorganized as of
                                                the Effective Date in accordance with the Plan.
Schedules                                       means the  schedules of assets and liabilities and
                                                the statement  of  financial  affairs filed by the
                                                Debtor under section 521 of the  Bankruptcy  Code,
                                                Bankruptcy  Rule  1007 and the Official Bankruptcy
                                                Forms of the Bankruptcy  Rules  as  such schedules
                                                and statements have been or may be supplemented or
                                                amended through the Confirmation Date.
Secured Claim                                   means  a Claim secured by a Lien on Collateral  to
                                                the extent  of the value of such Collateral (i) as
                                                set forth in  the  Plan,  (ii) as agreed to by the
                                                holder of such Claim and the  Debtor  or  (iii) as
                                                determined  by  a  Final  Order in accordance with
                                                section 506(a) of the Bankruptcy  Code  or, in the
                                                event  that such Claim is subject to setoff  under
                                                section  553 of the Bankruptcy Code, to the extent
                                                of such setoff.
Stockholder Litigation Claim                    means a Claim  (a)  arising  from  rescission of a
                                                purchase  or  sale  of an equity security  of  the
                                                Debtor, (b) for damages  arising from the purchase
                                                or  sale  of  such  equity  security  or  (c)  for
                                                reimbursement   or  contribution   allowed   under
                                                section 502 of the Bankruptcy Code on account of a
                                                Claim for damages  or  rescission arising out of a
                                                purchase  or  sale of an equity  security  of  the
                                                Debtor.
Stock Option Plan                               means  the 1999 Wireless One, Inc. Share Incentive
                                                Plan, which  shall  be  in  substantially the form
                                                annexed as Exhibit 3 to the Plan.
Trade Claim                                     means an Unsecured Claim for  goods,  materials or
                                                services provided to the Debtor or rendered to the
                                                Debtor in the ordinary course of business prior to
                                                the  Petition  Date.   A  Trade  Claim  shall  not
                                                include an Old Senior Note Claim.
Unofficial Noteholders' Committee               means  a  committee of holders of Old Senior Notes
                                                formed prior  to  the  Petition Date consisting of
                                                the  following  entities:    (i)   Merrill   Lynch
                                                Corporate  Bond  Fund, Inc.-High Income Portfolio,
                                                (ii)  Corporate  High   Yield  Fund,  Inc.,  (iii)
                                                Corporate High Yield Fund  II, Inc., (iv) Prospect
                                                Street   High   Yield,  (v)  LibertyView   Capital
                                                Management, Inc. and (vi) Loeb Partners.
Unofficial Noteholders' Committee Majority      means the holders of a majority in Claim amount of
                                                the Old Senior Notes  held in the aggregate by the
                                                members of the Unofficial  Noteholders'  Committee
                                                at such time.
Unsecured Claim                                 means  any Claim against the Debtor that is not an
                                                Administrative  Expense  Claim, a Priority Non-Tax
                                                Claim, a Priority Tax Claim,  an  Old  Senior Note
                                                Claim,  a BTA Installment Note Claim or a  Secured
                                                Claim.
Warrant Agent                                   means  _________________,  the agent under the New
                                                Warrant Agreement.

     1.2. Interpretation;   Application  of  Definitions   and   Rules   of
Construction.

     Unless otherwise specified, all section, schedule or exhibit references in the Plan are to the respective section in or schedule or exhibit to, the Plan, as the same may be amended, waived or modified from time to time. The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. A term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof.

SECTION 2. PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND
           PRIORITY TAX CLAIMS

     2.1. Administrative Expense Claims.

     On the Effective Date, except to the extent that a holder of an Allowed Administrative Expense Claim agrees to a different treatment of such Administrative Expense Claim, Reorganized Wireless shall pay to each holder of an Allowed Administrative Expense Claim Cash in an amount equal to such Allowed Administrative Expense Claim; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtor in Possession or liabilities arising under loans or advances to or other obligations incurred by the Debtor in Possession, whether or not incurred in the ordinary course of business, shall be assumed and paid by Reorganized Wireless in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to such transactions.

     The Postpetition Financing shall be repaid in full in Cash on or prior to the Effective Date.

     2.2. Priority Tax Claims.

     Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a different treatment of such Allowed Priority Tax Claim, Reorganized Wireless shall either (i) on the Effective Date pay to each holder of an Allowed Priority Tax Claim that is due and payable on or before the Effective Date Cash in an amount equal to such Allowed Priority Tax Claim, or (ii) provide such other treatment as may be permitted under
Section 1129(a)(9) of the Bankruptcy Code to holders of Allowed Priority Tax Claims. All Allowed Priority Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof or accorded such other treatment as may be permitted under Section 1129(a)(9) of the Bankruptcy Code.

SECTION 3. CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

     Claims against and Equity Interests in the Debtor are divided into the following Classes:

     Class 1 -- Priority Non-Tax Claims

     Class 2 -- Secured Claims

     Class 3 -- BTA Installment Note Claims

     Class 4 -- Unsecured Claims

     Class 5 -- Old Senior Note Claims

     Class 6 -- Indemnity Claims

     Class 7 -- Old Common Stock Interests

     Class 8 -- Other Equity Interests

SECTION 4. PROVISIONS FOR TREATMENT OF CLAIMS AND EQUITY INTERESTS

     4.1. Priority Non-Tax Claims (Class 1).

     On the Effective Date, except to the extent that a holder of an Allowed Priority Non-Tax Claim agrees to a different treatment of such Allowed Priority Non-Tax Claim, each Allowed Priority Non-Tax Claim shall be unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed Priority Non-Tax Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

     4.2. Secured Claims (Class 2).

     On the Effective Date, except to the extent that a holder of an Allowed Secured Claim agrees to a different treatment of such Allowed Secured Claim, each Allowed Secured Claim shall be reinstated or rendered unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed Secured Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

     4.3. BTA Installment Note Claims (Class 3).

     Each BTA Installment Note Claim shall be Allowed as of the Petition Date in the amount of outstanding principal plus accrued and unpaid interest owed in respect thereof on the Petition Date. On the Effective Date, each holder of an Allowed BTA Installment Note Claim shall be reinstated or rendered unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed BTA Installment Note Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

     4.4. Unsecured Claims (Class 4).

     Each Allowed Unsecured Claim shall be rendered unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed Unsecured Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

     In any event, all Allowed Claims in Class 4 that have become due and payable on or before the Effective Date (unless previously paid) will be paid in full, in Cash (with interest to the extent permitted by the Bankruptcy Court), on, or as soon as practicable after the Effective Date, or at such other time as is mutually agreed upon by the Debtors and the holder of such Claim, or if not due and payable on the Effective Date, such Claims will be reinstated and paid in full in accordance with their respective terms or otherwise rendered impaired.

     4.5. Old Senior Note Claims (Class 5).

     On the Effective Date, each Old Senior Note Claim shall be Allowed in the amount of outstanding principal plus accrued and unpaid interest owed in respect thereof on the Petition Date, or accreted value as of the Petition Date, as applicable. On the Effective Date, each holder of an Allowed Old Senior Note Claim shall receive, in full satisfaction of such Allowed Old Senior Note Claim, its Ratable Proportion of 96% of the New Common Stock Distribution Amount, subject to dilution by exercise of the New Warrants and Incentive Options. The Old Senior Notes and any Equity Interests issued in connection therewith shall be cancelled on the Effective Date.

     4.6. Indemnity Claims (Class 6).

     On the Effective Date, holders of Allowed Indemnity Claims shall be entitled to assert such Claims against the Debtor but only to the extent of any available coverage under any applicable directors' and officers' insurance.

     For purposes of voting on the Plan only, the amount of each Allowed Indemnity Claim shall be deemed to be $1.

     4.7. Old Common Stock Interests (Class 7).

     On the Effective Date, each holder of an Allowed Old Common Stock Interest will receive, in full satisfaction of such Allowed Old Common Stock Interest, its Ratable Proportion of (i) 4% of the New Common Stock Distribution Amount and (ii) the New Warrants. On the Effective Date, the Old Common Stock shall be cancelled.

     4.8. Other Equity Interests (Class 8).

     On the Effective Date, all Other Equity Interests will be cancelled and the holders of such Equity Interests shall not receive any distribution in respect thereof.

     4.9. Alternative Treatment for Holders of Allowed Claims.

     Notwithstanding the treatment provided for holders of Allowed Claims in this Section 4, Reorganized Wireless and the holder of an Allowed Claim may agree to other treatment of such Claim, including payment in Cash, provided that such treatment shall not provide a return having a present value in excess of the present value of the distribution that otherwise would be made to such holder under Section 4 hereof.

     Pursuant to the BT Alex. Brown Stipulation, BT Alex Brown has agreed to treatment of its Claim in the manner set forth therein.

SECTION 5. IDENTIFICATION OF CLASSES OF CLAIMS AND INTERESTS IMPAIRED;
           ACCEPTANCE OR REJECTION OF THE PLAN

     5.1. Holders of Claims and Equity Interests Entitled to Vote.

     Each of Class 5 (Old Senior Note Claims), Class 6 (Indemnity Claims), and Class 7 (Old Common Stock Interests) is impaired by the Plan and the holders of Claims or Equity Interests in each of such Classes are entitled to vote to accept or reject the Plan.

     5.2. Holders of Claims and Equity Interests Not Entitled to Vote.

     Each of Class 1 (Priority Non-Tax Claims), Class 2 (Secured Claims), Class 3 (BTA Installment Note Claims) and Class 4 (Unsecured Claims) is unimpaired by the Plan and the holders of Claims in each of such Classes are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

     Class 8 (Other Equity Interests) is impaired and will not receive or retain any property on account of its Equity Interests. Therefore, it is deemed to have rejected the Plan by operation of section 1126(g) of the Bankruptcy Code and it is not entitled to vote to accept or reject the Plan.

SECTION 6. MEANS OF IMPLEMENTATION

     6.1. Distributions.

     On the Effective Date, Reorganized Wireless shall make or cause to be made to the holders of Allowed Claims and Allowed Equity Interests the distributions of New Common Stock, New Warrants and Cash as provided in
Section 4 hereof. Disputed Claims  shall  be  resolved  in  accordance with
Section 8 hereof and, if a Disputed Claim becomes an Allowed Claim by Final Order, distributions shall be made on account of such Claims in accordance with Section 8.3 hereof.

     6.2. Issuance of New Securities.

     The issuance of the following securities by Reorganized Wireless is hereby authorized without further act or action under applicable law, regulation, order or rule: (a) 10,000,000 shares of New Common Stock, (b) the New Warrants, and (c) the Incentive Options.

     6.3. New Warrant Agreement.

     The New Warrant Agreement shall be executed and delivered by Reorganized Wireless and the Warrant Agent or any replacement agent reasonably acceptable to the Debtor and an Unofficial Noteholders' Committee Majority.

     6.4. Exit Financing.

     To the extent that such financing is required, the Debtor shall obtain exit financing reasonably acceptable to the Unofficial Noteholders' Committee and MLGAF to repay the Postpetition Financing and provide working capital for operations.

     6.5. Adoption of Stock Option Plan.

     If not theretofore adopted by the Debtor, on the Effective Date, Reorganized Wireless shall adopt the Stock Option Plan.

     6.6. Incentive Options on the Effective Date.

     Reorganized Wireless is authorized to issue Incentive Options to purchase 444,000 shares of New Common Stock at an exercise price of $13.51 pursuant and subject to the Stock Option Plan. Additional Incentive Options to purchase 666,000 shares of New Common Stock at a yet-to-be-determined exercise price shall be reserved for issuance thereafter pursuant to the Stock Option Plan by Reorganized Wireless, on such terms and conditions consistent with the Stock Option Plan.

     6.7. Cancellation of Existing Securities and Agreements.

     On the Effective Date, the 1995 Senior Notes, the 1996 Senior Discount Notes and the Equity Interests shall (a) be cancelled and (b) have no effect other than the right to participate in the distributions, if any, provided under the Plan in respect of Claims and Equity Interests. Except for purposes of effectuating the distributions under the Plan on the Effective Date, the Old Indentures shall be cancelled.

     6.8. Corporate Action.

     (a) Board of Directors of Reorganized Wireless. On the Effective Date, the operation of Reorganized Wireless shall become the general responsibility of its Board of Directors, subject to, and in accordance with, the Charter and by-laws. The initial Board of Directors of Reorganized Wireless shall consist of seven members, one of whom shall be Henry Burkhalter, the current President and Chief Executive Officer of the Debtor. Subject to the immediately preceding sentence, the initial members and the manner of selection of the Board of Directors of Reorganized Wireless shall in all respects be subject to the approval of the Unofficial Noteholders' Committee and MLGAF and shall be disclosed in such other filing as may be made with the Bankruptcy Court. The directors of the Debtor immediately prior to the Effective Date shall resign as of the Effective Date and shall be replaced by the Board of Directors of Reorganized Wireless.

     (b) Officers of Reorganized Wireless. The initial officers of Reorganized Wireless are or shall be disclosed in the Disclosure Statement or such other filing as may be made with the Bankruptcy Court. The selection of officers of Reorganized Wireless after the Effective Date shall be as provided in its Charter and by-laws.

     6.9. Restated Certificate of Incorporation.

     On the Effective Date, or as soon thereafter as is practicable, Reorganized Wireless shall file with the Secretary of State of the State of Delaware in accordance with section 303 of the DGCL, the Charter which shall, among other things, prohibit Reorganized Wireless from creating, designating, authorizing or causing to be issued any class or series of non-voting stock. On the Effective Date, the Charter shall automatically become effective, and all other matters provided under this Plan involving the corporate structure of Reorganized Wireless, or corporate action by it, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to section 303 of the DGCL without any requirement of further action by the stockholders, the directors of Reorganized Wireless or Reorganized Wireless.

     6.10. Registration Rights Agreement.

     Reorganized Wireless shall grant registration rights to holders of New Common Stock who may be deemed to be statutory underwriters as such term is used in section 1145(b) of the Bankruptcy Code and shall enter into a registration rights agreement with such holders containing customary registration rights provisions.

SECTION 7. PROVISIONS GOVERNING DISTRIBUTIONS

     7.1. Date of Distributions.

     Unless otherwise provided herein, any distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon as practicable thereafter and deemed made on the Effective Date. In the event that any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, and if so completed shall be deemed to have been completed as of the required date.

     7.2. Disbursing Agent.

     All distributions under the Plan shall be made by Reorganized Wireless as Disbursing Agent or such other entity designated by Reorganized Wireless as a Disbursing Agent on the Effective Date. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court, and, in the event that a Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by Reorganized Wireless.

     7.3. Surrender of Instruments.

     As a condition to receiving any distribution under the Plan each holder of a 1995 Senior Note, 1996 Senior Discount Note or Old Common Stock Interest must surrender such 1995 Senior Note, 1996 Senior Discount Note or Old Common Stock Interest to Reorganized Wireless or its designee. Any holder of a 1995 Senior Note, 1996 Senior Discount Note or Old Common Stock Interest that fails to (a) surrender such instrument or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to Reorganized Wireless and, if so requested, furnish a bond in form, substance, and amount reasonably satisfactory to Reorganized Wireless before the first anniversary of the Effective Date shall be deemed to have forfeited all rights and claims and may not participate in any distribution under the Plan.

     7.4. Compensation of Professionals.

     Each person retained or requesting compensation in the Chapter 11 Case pursuant to section 330 or 503(b) of the Bankruptcy Code shall be required to file an application for allowance of final compensation and reimbursement of expenses in the Chapter 11 Case on or before a date to be determined by the Bankruptcy Court in the Confirmation Order or any other order of the Bankruptcy Court. Objections to any application made under this section 7.4 shall be filed on or before a date to be fixed and determined by the Bankruptcy Court in the Confirmation Order or other order of the Bankruptcy Court.

     7.5. Delivery of Distributions.

     Subject to Bankruptcy Rule 9010, all distributions to any holder of an Allowed Claim or an Allowed Equity Interest shall be made at the address of such holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtor or its agents, unless the Debtor or Reorganized Wireless, as applicable, have been notified in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such holder that contains an address for such holder different from the address reflected on such Schedules for such holder. In the event that any distribution to any holder is returned as undeliverable, the Disbursing Agent shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Disbursing Agent has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one year from the Effective Date. After such date, all unclaimed property or interest in property shall revert to Reorganized Wireless, and the claim of any other holder to such property or interest in property shall be discharged and forever barred.

     7.6. Manner of Payment Under the Plan.

     At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

     7.7. Fractional Shares.

     No fractional shares of New Common Stock or New Warrants or Cash in lieu thereof shall be distributed. No New Warrants shall be issued for fractional shares of New Common Stock. For purposes of distribution, fractional shares of New Common Stock and fractional New Warrants shall be rounded down to the previous whole number.

     7.8. Setoffs and Recoupment.

     The Debtor may, but shall not be required to, setoff against, or recoup from, any Claim and the payments to be made pursuant to the Plan in respect of such Claim (other than Old Senior Note Claims), any claims of any nature whatsoever that the Debtor may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such claim it may have against such claimant.

     7.9. Distributions After Effective Date.

     Distributions made after the Effective Date to holders of Disputed Claims that are not Allowed Claims as of the Effective Date but which later become Allowed Claims shall be deemed to have been made on the Effective Date.

     7.10. Rights and Powers of Disbursing Agent.

     (a) Powers of the Disbursing Agent. The Disbursing Agent shall be empowered to (i) effect all actions and execute all agreements, instruments and other documents necessary to perform its duties under the Plan, (ii) make all distributions contemplated hereby, (iii) employ professionals to represent it with respect to its responsibilities and (iv) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

     (b) Expenses Incurred on or After the Effective Date. Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorney fees and expenses) made by the Disbursing Agent shall be paid in Cash by Reorganized Wireless.

     7.11. Exculpation.

     The Debtor, Reorganized Wireless, MLGAF, each member of the Unofficial Noteholders' Committee and the Disbursing Agent, and their respective members, partners, officers, directors, employees and agents (including any attorneys, financial advisors, investment bankers and other professionals retained by such persons) shall have no liability to any holder of any Claim or Equity Interest for any act or omission in connection with, or arising out of, the Disclosure Statement, the Plan, the solicitation of votes for and the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence as determined by a Final Order of the Bankruptcy Court and, in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

SECTION 8. PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN

     8.1. Disputed Claims Process.

     Except as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code, the Debtor or Reorganized Wireless shall have the exclusive right to make and file objections to Administrative Expense Claims, Claims and Equity Interests subsequent to the Confirmation Date. All objections shall be litigated to Final Order; provided, however, that Reorganized Wireless shall have the authority to compromise, settle, otherwise resolve or withdraw any objections, without approval of the Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, the Debtor or Reorganized Wireless shall file all objections to Administrative Expense Claims that are the subject of proofs of claim or requests for payment filed with the Bankruptcy Court (other than applications for allowances of compensation and reimbursement of expenses), Claims and Equity Interests and serve such objections upon the holder of the Administrative Expense Claim, Claim or Equity Interest as to which the objection is made as soon as is practicable, but in no event later than (a) one hundred twenty (120) days after the Effective Date or the date on which a proof of claim or request for payment is filed with the Bankruptcy Court or (b) such later date as may be approved by the Bankruptcy Court.

     8.2. No Distributions Pending Allowance.

     Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

     8.3. Distributions After Allowance.

     To the extent that a Disputed Claim or Disputed Equity Interest ultimately becomes an Allowed Claim or Allowed Equity Interest, a distribution shall be made to the holder of such Allowed Claim or Allowed Equity Interest in accordance with the provisions of the Plan. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim or Disputed Equity Interest becomes a Final Order, the Disbursing Agent shall provide to the holder of such Claim or Equity Interest the distribution to which such holder is entitled under the Plan.

     8.4. Voting Rights of Holders of Disputed Claims.

     Pursuant to Bankruptcy Rule 3018(a), a Disputed Claim will not be counted for purposes of voting on the Plan to the extent it is disputed, unless an order of the Bankruptcy Court is entered after notice and a hearing temporarily allowing the Disputed Claim for voting purposes under Bankruptcy Rule 3018(a). Such disallowance for voting purposes is without prejudice to the claimant's right to seek to have its Disputed Claim allowed for purposes of distribution under the Plan.

SECTION 9. PROVISIONS GOVERNING EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     9.1. Assumption or Rejection of Contracts and Leases.

     This Plan constitutes a motion by the Debtor to assume, as of the Effective Date, all executory contracts and unexpired leases to which the Debtor is a party, except for an executory contract or unexpired lease that
(a) has been assumed or rejected pursuant to Final Order of the Bankruptcy Court, (b) is specifically rejected on Schedule 9.1 hereto filed by the Debtor on or before the commencement of the hearing on approval of the Disclosure Statement or such later date as may be fixed by the Bankruptcy Court, (c) is the subject of a separate motion filed under section 365 of the Bankruptcy Code by the Debtor prior to the filing of the schedule described in section 9.1(b) hereof or (d) is otherwise assumed hereunder. For purposes hereof, each executory contract and unexpired lease listed on
Schedule 9.1 hereto that relates to the use or occupancy of real property shall include (i) modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on Schedule 9.1 hereto and (ii) executory contracts  or  unexpired  leases  appurtenant  to  the  premises  listed on
Schedule 9.1 hereto including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vault, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem relating to such premises to the extent any of the foregoing are executory contracts or unexpired leases, unless any of the foregoing agreements are assumed.

     9.2. Amendments to Schedule; Effect of Amendments.

     The Debtor shall assume each of the executory contracts and unexpired leases not listed on Schedule 9.1 hereto; provided, that the Debtor may at any time on or before the first Business Day before the date of the commencement of the Confirmation Hearing amend Schedule 9.1 hereto to delete or add any executory contract or unexpired lease thereto, in which event such executory contract or unexpired lease shall be deemed to be, respectively, assumed and, if applicable, assigned as provided therein, or rejected. The Debtor shall provide notice of any amendments to Schedule 9.1 hereto to the parties to the executory contracts or unexpired leases affected thereby. The fact that any contract or lease is scheduled on
Schedule 9.1 hereto shall not constitute or be construed to constitute an admission by the Debtor that the Debtor has any liability thereunder.

     9.3. Bar to Rejection Damage Claims.

     In the event that the rejection of an executory contract or unexpired lease by the Debtor results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtor, or its properties or interests in property as agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon counsel for the Debtor on or before 30 days after the earlier to occur of (a) the giving of notice to such party under section 9.1 or 9.2 hereof and (b) the entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or lease.

     9.4. Indemnification Obligations.

          The obligations of the Debtor pursuant to, or under its, certificate or articles of incorporation, by-laws, contract, applicable state law or otherwise to indemnify its directors and officers for any claims or causes of action arising out of acts or omissions that occurred before August 1, 1998 shall be deemed to be, and shall be treated as though they are, executory contracts that are rejected under the Plan. Any Claims arising from such rejection shall be treated as Indemnity Claims under
Section 4.6 hereof.

SECTION 10. CONDITIONS PRECEDENT TO EFFECTIVE DATE

     10.1. Conditions Precedent to Effective Date of the Plan.

     The occurrence of the Effective Date of the Plan is subject to satisfaction of the following conditions precedent:

     (a)  The Effective Date shall have occurred prior to August 6, 1999.

     (b) The Confirmation Order, in form and substance reasonably acceptable to the Debtor, the Unofficial Noteholders' Committee and MLGAF, shall have been entered by the Clerk of the Bankruptcy Court and there shall not be a stay or injunction in effect with respect thereto.

     (c) An order shall have been entered by the Bankruptcy Court estimating the Bondholder Litigation Claims and the Stockholder Litigation Claims at zero.

     (d) All Unsecured Claims shall have become Allowed Claims, Disallowed Claims or estimated for distribution purposes hereunder by Final Order(s) or by operation of law and the aggregate amount of all such Allowed Unsecured Claims and estimated Unsecured Claims, if any, shall not exceed $10 million.

     (e)  The New Warrant Agreement shall have been executed and delivered.

     (f) The Debtor shall have received approval from the Federal Communications Commission ("FCC") of all of the Debtor's transfer of control applications requesting FCC approval of the transfer of the basic trading areas authorizations and channel licenses held directly or indirectly by the Debtor (or its affiliates).

     (g) All other actions and all agreements, instruments or other documents necessary to implement the terms and provisions hereof shall have been effected.

     10.2. Waiver of Conditions Precedent.

     Each of the conditions precedent in section 10.1 hereof may be waived, in whole or in part, by the Debtor, with the prior written consent of an Unofficial Noteholders' Committee Majority and MLGAF. Any such waivers of a condition precedent in section 10.1 hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any formal action (other than by the Debtor, an Unofficial Noteholders' Committee Majority and MLGAF).

SECTION 11. EFFECT OF CONFIRMATION

     11.1. Vesting of Assets.

     On the Effective Date, the Debtor, its properties and interests in property and its operations shall be released from the custody and jurisdiction of the Bankruptcy Court, and the estate of the Debtor shall vest in Reorganized Wireless. From and after the Effective Date, Reorganized Wireless may operate its business and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules, subject to the terms and conditions of the Plan.

     11.2. Binding Effect.

     Except as otherwise provided in section 1141(d)(3) of the Bankruptcy Code and subject to the occurrence of the Effective Date, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtor and such holder's respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan.

     11.3. Discharge of Debtor.

     Except to the extent otherwise provided herein, the treatment of all Claims against or Equity Interests in the Debtor hereunder shall be in exchange for and in complete satisfaction, discharge and release of all Claims against or Equity Interests in the Debtor of any nature whatsoever, known or unknown, including, without limitation, any interest accrued or expenses incurred thereon from and after the Petition Date, or against its estate or properties or interests in property. Except as otherwise provided herein, upon the Effective Date, all Claims against and Equity Interests in the Debtor will be satisfied, discharged and released in full exchange for the consideration provided hereunder. Except as otherwise provided herein, all entities shall be precluded from asserting against the Debtor or Reorganized Wireless or their respective properties or interests in property, any other Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date.

     11.4. Term of Injunctions or Stays.

     Unless otherwise provided, all injunctions or stays arising under or entered during the Chapter 11 Case under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

     11.5. Indemnification Obligations.

     Subject to the occurrence of the Effective Date, the obligations of the Debtor, only to the extent permitted under the laws of the State of Delaware, to indemnify, defend or reimburse directors or officers who were or are directors or officers of the Debtor on or after August 1, 1998, respectively, against any claims or causes of action as provided in the Debtor's certificate of incorporation, by-laws, applicable state law or contract, insofar as any such claims or causes of action arise out of acts or omissions occurring on or after August 1, 1998, shall survive confirmation of the Plan, remain unaffected thereby and not be discharged.

     11.6. Releases.

     On the Effective Date, the Debtor, on behalf of itself and its non-debtor subsidiaries, will release the present and former officers and directors of the Debtor and its subsidiaries from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any action or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to such officers and directors, the Debtor, the Reorganization Case or the Plan.

     On the Effective Date, each holder of a Claim or Equity Interest shall be deemed to release the present and former officers and directors of the Debtor and its subsidiaries from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether know or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any action or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to such officers and directors, the Debtor, the Reorganization Case or the Plan.

SECTION 12. WAIVER OF AVOIDANCE ACTION CLAIMS

     Effective as of the Effective Date, the Debtor waives the right to prosecute any avoidance or recovery actions under section 547 of the Bankruptcy Code that belong to the Debtor or Debtor in Possession.

SECTION 13. RETENTION OF JURISDICTION

     The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, or related to, the Chapter 11 Case and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

     (a) To hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom.

     (b) To determine any and all adversary proceedings, applications and contested matters, including, without limitation, under sections 544, 545, 548, 549, 550, 551 and 553 of the Bankruptcy Code.

     (c) To ensure that distributions to holders of Allowed Claims and Allowed Equity Interests are accomplished as provided herein.

     (d) To hear and determine any timely objections to Administrative Expense Claims or to proofs of claim and equity interests, including, without limitation, any objections to the classification of any Claim or Equity Interest, and to allow or disallow any Disputed Claim or Disputed Equity Interest, in whole or in part.

     (e) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated.

     (f) To issue such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code.

     (g) To consider any amendments to or modifications of the Plan, or to cure any defect or omission, or reconcile any inconsistency, in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order.

     (h) To hear and determine all applications under sections 330, 33l and 503(b) of the Bankruptcy Code for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Confirmation Date.

     (i) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan, the Confirmation Order, any transactions or payments contemplated hereby or any agreement, instrument or other document governing or relating to any of the foregoing.

     (j) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code.

     (k)  To hear  any  other  matter  not inconsistent with the Bankruptcy
Code.

     (l) To hear and determine all disputes involving the existence, scope and nature of the discharges granted under section 11.3 hereof

     (m) To issue injunctions and effect any other actions that may be necessary or desirable to restrain interference by any entity with the consummation or implementation of the Plan.

     (n)  To enter a final decree closing the Chapter 11 Case.

SECTION 14. MISCELLANEOUS PROVISIONS

     14.1. Payment of Statutory Fees.

     All fees payable under section 1930, chapter 123, title 28, United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date. Any such fees accrued after the Effective Date will constitute an Allowed Administrative Expense Claim and be treated in accordance with section 2.1 hereof.

     14.2. Retiree Benefits.

     The Debtor does not have any obligations for any retiree benefits implicated by Section 1129(a)(13) of the Bankruptcy Code.

     14.3. Administrative Expenses Incurred After the Confirmation Date.

     Administrative expenses incurred by the Debtor or Reorganized Wireless after the Confirmation Date, including (without limitation) Claims for professionals' fees and expenses, shall not be subject to application and may be paid by the Debtor or Reorganized Wireless, as the case may be, in the ordinary course of business and without further Bankruptcy Court approval; provided, however, that no Claims for professional fees and expenses incurred after the Confirmation Date shall be paid until after the occurrence of the Effective Date.

     14.4. Section 1125(e) of the Bankruptcy Code.

     As of the Confirmation Date, the Debtor shall be deemed to have solicited acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code. The Debtor, MLGAF and each member of the Unofficial Noteholders' Committee (and each of their respective affiliates, agents, directors, officers, employees, investment bankers, financial advisors, attorneys and other professionals) have, and shall be deemed to have, participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer and issuance of the securities under the Plan, and therefore are not, and on account of such offer, issuance and solicitation will not be, liable at any time for the violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan or the offer and issuance of securities under the Plan.

     14.5. Compliance with Tax Requirements.

     In connection with the consummation of the Plan, the Debtor shall comply with all withholding and reporting requirements imposed by any taxing authority, and all distributions hereunder shall be subject to such withholding and reporting requirements.

     14.6. Severability of Plan Provisions.

     In the event that, prior to the Confirmation Date, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision hereof, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable in accordance with its terms. All actions taken under this section 14.6 shall require the consent of the Debtor and an Unofficial Noteholders' Committee Majority.

     14.7. Notices.

     All notices, requests, and demands to or upon the Debtor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

               Wireless One, Inc.
               2506 Lakeland Drive
               Jackson, Mississippi 39208
               Attn: Thomas G. Noulles, Esq.
                   Senior Vice President and General Counsel
               Telephone:  (601) 936-1515
               Telecopier:  (601) 936-1517

               and

               Latham & Watkins
               885 Third Avenue, Suite 1000
               New York, New York 10022
               Attn:  Martin N. Flics, Esq.
               Telephone:  (212) 906-1200
               Telecopier:  (212) 751-4864

               and

               Morris, Nichols, Arsht & Tunnell
               1201 North Market Street
               P.O. Box 1347
               Wilmington, Delaware 19899-1347
               Attn:  William H. Sudell, Jr., Esq.
               Telephone:  (302) 658-9200
               Telecopier:  (302) 658-3989


     14.8. Governing Law.

     Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an Exhibit hereto provides otherwise,the rights, duties and obligations arising under the Plan shall be governed by,and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.


     14.9. Binding Effect.

     The Plan shall be binding upon and inure to the benefit of the Debtor, the holders of Claims and Equity Interests, and their respective successors successors and assigns, including, without limitation,Reorganized Wireless.


     Dated: March __, 1999

                                 Respectfully submitted


                                 Wireless One, Inc.


                                 By:______________________________________
                                 Name: Henry G. Schopfer, III
                                 Title: Executive Vice President, Chief
                                         Financial Officer and Secretary






                             INDEX OF EXHIBITS

EXHIBIT 1 -    Restated Certificate of Incorporation of Reorganized
               Wireless

EXHIBIT 2 -    New Warrant Agreement for Reorganized Wireless

EXHIBIT 3 -    1999 Wireless One, Inc. Share Incentive Plan
























                               EXHIBIT 1


                   CHARTER OF REORGANIZATION WIRELESS



































                                 RESTATED

                       CERTIFICATE OF INCORPORATION

                                    OF

                            WIRELESS ONE, INC.



     Wireless One, Inc., a corporation incorporated and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     A. The name of the Corporation is Wireless One, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 1995, and amended and restated on July 24, 1995.

     B. This Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242, 245 and 303 of the General Corporation Law of the State of Delaware and, pursuant to such provisions, this Restated Certificate of Incorporation amends and restates the Certificate of Incorporation. Provision for the making of this Restated Certificate of Incorporation is contained in an order, entered _________, 1999, of the United States Bankruptcy Court for the District of Delaware, having jurisdiction over a proceeding for the reorganization of the Corporation commenced under Chapter 11 of the United States Bankruptcy Code.

     C. The Certificate of Incorporation of the Corporation, as amended and restated hereby, shall, upon the filing hereof with the Secretary of State of the State of Delaware, read in its entirety as follows:



                                ARTICLE I.

          The name of the Corporation is Wireless One, Inc.


                                ARTICLE II.

          The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the board of directors.


                               ARTICLE III.

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Delaware.


                                ARTICLE IV.

                               CAPITAL STOCK

          (a) The total number of shares of common stock that the Corporation shall have authority to issue is 50,000,000, par value $.0l per share (the "Common Stock"). The total number of shares of preferred stock that the Corporation shall have authority to issue is 10,000,000, par value $.0l per share (the "Preferred Stock"). No non-voting equity securities of the Corporation shall be issued by the Corporation.

          (b) The Common Stock shall rank junior to the Preferred Stock in right of payment of dividends and upon liquidation and is subject to all the powers, rights, privileges, preferences and priorities of the Preferred Stock as provided herein or in any resolution or resolutions adopted by the board of directors pursuant to authority expressly vested in it by the provisions of Paragraph (c) of this ARTICLE IV.

          The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same of the Corporation's capital stock.

          No holder of Common Stock shall have any preemptive, redemption or sinking fund rights with respect to the Common Stock, or to any obligations convertible (directly or indirectly) into stock of the Corporation whether now or hereafter authorized.

          The Common Stock shall have voting rights for the election of directors and for all other purposes, each holder of Common Stock being entitled to one vote for each share thereof held by such holder, except as otherwise required by law.

          (c) Authority is hereby expressly vested in the board of directors of the Corporation, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issuance from time to time of one or more series of Preferred Stock. The authority of the board of directors with respect to each series shall include, but not be limited to, the determination or fixing of the following by resolution or resolutions adopted by the affirmative vote of a majority of the total number of the directors then in office:

          (i)  The designation of such series;

          (ii) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation's capital stock, and whether such dividends shall be cumulative or non-cumulative;

          (iii) Whether the shares of such series shall be subject to redemption for cash, property or rights, including securities of any other corporation, by the Corporation or upon the happening of a specified event, and, if made subject to any such redemption, the times or events, prices, rates, adjustments and other terms and conditions of such redemptions;

          (iv) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

          (v) Whether or not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same of the Corporation's capital stock, and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges;

          (vi) The restrictions, if any, on the issue or reissue of any additional Preferred Stock;

          (vii) The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

          (viii) The provisions as to voting, optional and/or other special rights and preferences, if any, including, without limitation, the right to elect one or more directors.


                                ARTICLE V.

          The Corporation is to have perpetual existence.


                                ARTICLE VI.

          In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter, amend, change, add to or repeal the by-laws of the Corporation. Any alteration or repeal of the by-laws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of a majority of the outstanding shares of the Corporation entitled to vote on such alteration or repeal, subject to ARTICLE IX hereof.


                               ARTICLE VII.

          Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.


                               ARTICLE VIII.

          (a) Subject to the rights of the holders of any series of Preferred Stock, from and after the date on which the Common Stock of the Corporation is registered pursuant to the Securities Exchange Act of 1934, as amended, (A) any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected in lieu thereof by any consent in writing by such stockholders, and (B) special meetings of stockholders of the Corporation may be called only by the chairman of the board, the president or the board of directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office.

          (b) A director of the Corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director, or any firm of which any director is a member, or any corporation of which any director is an officer, director or stockholder, in any way interested in such transaction or contract; provided that at the meeting of the board of directors or of a committee thereof having authority in authorizing or affirming such contract or transaction, the existence of the interest of such director, firm or Corporation is disclosed or made known and such contract or transaction shall be approved by a majority of directors not so interested or connected. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contact of the Corporation ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director or stockholder, was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the board of directors or such committee for the purpose of determining the existence of a quorum. Any contact, transaction or act of the Corporation or of the board of directors or of any committee thereof (whether or not approved or ratified as hereinabove in this paragraph provided) which shall be ratified by a majority in interest of a quorum of the stockholders having voting power at any annual meeting or any special meeting called for such purpose, shall be as valid and as binding as though ratified by every stockholder of the Corporation.

          (c) The number of directors which shall constitute the whole board shall be such as from time to time shall be fixed by resolution adopted by affirmative vote of a majority of the board of directors except that such number shall not be less than one (1) nor more than nine (9), the exact number to be determined by resolution adopted by affirmative vote of a majority of the board of directors

          (d) Except to the extent prohibited by law, the board of directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the board of directors and each of its members, including without limitation the vote required for any action by the board of directors, and that from time to time shall affect the directors' power to manage the business and affairs of the Corporation; and no by-law shall be adopted by stockholders which shall impair or impede the implementation of the foregoing.

          (e) the board of directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interest of the Corporation; and said board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

          (f) Any and all right, title, interest and claim in or to any dividends declared by the Corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and shall be deemed to be extinguished and abandoned; and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositories, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any persons whatsoever.

          (g) The shares of all classes of stock of the Corporation may be issued by the Corporation from time to time for such consideration as from time to time may be fixed by the board of directors of the Corporation, provided that shares of stock having a par value shall not be issued for a consideration less than such par value, as determined by the board. At any time, or from time to time, the Corporation may grant rights or options to purchase from the Corporation any shares of its stock of any class or classes to run for such period of time, for such consideration, upon such terms and conditions, and in such form as the board of directors may determine. The board of directors shall have authority, as provided by law, to determine that only a part of the consideration, which shall be received by the Corporation for the shares of its stock which it shall issue from time to time, shall be capital, provided, however, that, if all the shares issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be equal to the aggregate par value of such shares. The excess, if any, at any time, of the total net assets of the Corporation over the amount so determined to be capital, as aforesaid, shall be surplus. All classes of stock of the Corporation shall be and remain at all times nonassessable.

          (h) The board of directors is hereby expressly authorized, in its discretion, in connection with the issuance of any obligations or stock of the Corporation (but without intending hereby to limit its general power so to do in other cases), to grant rights or options to purchase stock of the Corporation of any class upon such terms and during such period as the board of directors shall determine, and to cause such rights to be evidenced by such warrants or other instruments as it may deem advisable.

          (i) The board of directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the board of directors or of the stockholders of the Corporation.

          (j) Except as otherwise provided in the by-laws, the stockholders of the Corporation and the board of directors may hold their meetings and have an office or offices outside of the State of Delaware, and, subject to the provisions of the laws of said State, may keep the books of the Corporation outside of said State at such places as may, from time to time, be designated by the board of directors.

          (k) The by-laws of the Corporation may confer powers upon the directors in addition to those granted in the Certificate of Incorporation, as amended, and in addition to the powers expressly conferred upon them by the laws of the State of Delaware.


                                ARTICLE IX.

          Notwithstanding anything contained in this Certificate of Incorporation to the contrary, Section 10 of Article II, and Sections 2, 3, 4 and 5 of Article III of the by-laws of the Corporation and Sections (a),
(c) and (d) of ARTICLE VIII, this ARTICLE IX and ARTICLE X of this Certificate of Incorporation shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 80% of the capital stock entitled to vote in the election of directors, voting together as a single class.


                                ARTICLE X.

          Section 1. LIMITATION OF LIABILITY.

          (a) To the fullest extent permitted by the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation's by-laws, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

          (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          Section 2. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter, an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; PROVIDED, HOWEVER, that, except as provided in Section 3 of ARTICLE X with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Section 2 of ARTICLE X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advance of expenses"); PROVIDED, HOWEVER, that, if and to the extent that the Delaware General Corporation Law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 of ARTICLE XI or otherwise. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of director and officers.

          Section 3. PROCEDURE FOR INDEMNIFICATION. Any indemnification of a director or officer of the Corporation or advance of expenses under
Section 2 of this ARTICLE X shall be made promptly, and in any event within forty-five (45) days (or, in the case of an advance of expenses, twenty
(20) days), upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this ARTICLE X is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advances of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days), the right to indemnification or advances as granted by this ARTICLE X shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 2 of this ARTICLE X, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, independent-legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 2 of this ARTICLE X shall be the same procedure set forth in this Section 3 for directors or officers, unless otherwise set forth in the action of the board of directors providing indemnification for such employee or agent.

          Section 4. SERVICE FOR SUBSIDIARIES. Any person serving as a director, officer, employee or agent of a Subsidiary shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

          Section 5. RELIANCE. Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE X in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this ARTICLE X shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

          Section 6. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advance of expenses conferred in this ARTICLE X shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

          Section 7. INSURANCE. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.


                                ARTICLE XI.

          The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.


                               ARTICLE XII.

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.
























                               EXHIBIT 2


                         NEW WARRANT AGREEMENT





































                             WIRELESS ONE, INC.

                                    and

                        [________________________]

                                    as

                               WARRANT AGENT




                             WARRANT AGREEMENT

                       Dated as of __________, 1999






                                   INDEX





Section 1. Appointment of Warrant Agent..................................1

Section 2. Form of Warrant Certificates..................................1

Section 3. Signature and Registration....................................1

Section 4. Transfer, Split Up, Combination and Exchange of Warrant
             Certificates; Mutilated, Destroyed, Lost or Stolen Warrant
             Certificates................................................2

Section 5. Subsequent Issue of Warrant Certificates......................2

Section 6. Exercise of Warrants; Exercise Price; Expiration Date.........3

Section 7. Cancellation and Destruction of Warrant Certificates..........4

Section 8. Reservation and Availability of Common Stock..................4

Section 9. Common Stock Record Date......................................5

Section 10. Adjustment of Exercise Price, Number of Shares or Number of
             Warrants....................................................5

Section 11. Certification of Adjusted Exercise Price and Number of Shares
             Issuable...................................................11

Section 12. Consolidation, Merger or Sale of Assets; Change of Control..11

Section 13. Fractional Shares...........................................12

Section 14. Rights of Action............................................13

Section 15. Agreements, Representations and Warranties and Indemnity
             Obligations of Warrant Certificate Holders.................13

Section 16. Warrant Agent...............................................13

Section 17. Change of Warrant Agent.....................................15

Section 18. Issuance of New Warrant Certificates........................15

Section 19. Notice of Proposed Actions..................................15

Section 20. Reports.....................................................16

Section 21. Notices to Company, Warrant Agent and Warrant Holders.......16

Section 22. Supplements and Amendments..................................17

Section 23. Successors..................................................17

Section 24. Benefits of This Agreement..................................17

Section 25. New York Contract...........................................17

Section 26. Counterparts................................................17

Section 27. Descriptive Headings........................................18

EXHIBIT A:  Form of Warrant Certificate............................... A-1



                             WARRANT AGREEMENT

     This Warrant Agreement, dated as of ____________, 1999 (this "Warrant Agreement" or "Agreement"), is between WIRELESS ONE, INC., a Delaware
corporation (the "Company"), and [                                   ] (the
"Warrant Agent").

                                WITNESSETH:

     WHEREAS, pursuant to the Company's Plan of Reorganization dated as of __________, 1999 (the "Plan of Reorganization"), confirmed by order of the United States Bankruptcy Court for the District of Delaware entered
____________, 1999, the Company proposes, as of the date hereof and in conjunction with the emergence of the Company from the protection provided by Chapter 11 of Title 11 of the United States Code, to issue warrants as hereinafter described (the "Warrants") to purchase up to an aggregate of 1,235,000 shares, subject to adjustment as hereinafter provided (the "Warrant Shares"), of the Company's common stock, par value $.01 per share (the "Common Stock"), upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     SECTION 1. APPOINTMENT OF WARRANT AGENT.

        The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereinafter set forth in this Agreement and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such co-warrant agents as it may deem necessary or desirable.

     SECTION 2. FORM OF WARRANT CERTIFICATES.

       The Warrant Certificates (the "Warrant Certificates") (and the forms of election to purchase shares and assignment to be attached on the reverse thereof) shall be substantially of the tenor and purport recited in EXHIBIT A hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may from time to time be listed, or to conform to usage. Subject to the provisions of Section 18 hereof, the Warrant Certificates shall be dated as of the date of issuance thereof by the Company, either upon initial issuance or upon transfer or exchange, and each Warrant shall entitle the holder thereof to purchase one share of Common Stock each at the price per share set forth therein (the "Exercise Price"), but the number of such shares and the Exercise Price per share shall be subject to adjustments as provided herein.

     SECTION 3. SIGNATURE AND REGISTRATION.

        The Warrant Certificates shall be executed on behalf of the Company by the Chief Executive Officer or any Vice President, by facsimile signature and have affixed thereto a facsimile of the Company's seal which shall be attested by the Secretary or an Assistant Secretary of the Company by facsimile signature. The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign each Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

     The Warrant Agent will keep or cause to be kept, at its principal place of business, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates and the date of each of the Warrant Certificates.

     SECTION 4. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF WARRANT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN WARRANT CERTIFICATES.

        Subject to the provisions of Section 13 hereof, any Warrant Certificate, with or without other Warrant Certificates, may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase. Subject to any restriction on transferability that may appear on a Warrant Certificate in accordance with the terms hereof or any "stop-transfer" instructions issued by the Company, any registered holder desiring to register the transfer of, or to split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender such Warrant Certificate or Warrant Certificates at the stock transfer office of the Warrant Agent. Thereupon the Warrant Agent shall deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Warrant Certificates.

     Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the Warrant Agent for delivery to the registered owner in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.

     SECTION 5. SUBSEQUENT ISSUE OF WARRANT CERTIFICATES.

       Subsequent to their original issuance, no Warrant Certificates shall be issued except (a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 4 hereof,
(b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 4 hereof, (c) Warrant Certificates issued pursuant to Section 6 hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate and (d) Warrant Certificates issued pursuant to
Section 18 hereof. Nothing contained in this Agreement shall prohibit the Company from issuing from time to time additional Warrants, each representing the right to purchase Common Stock upon the terms and subject to the conditions set forth herein, or other warrants, options or rights to purchase securities issued by the Company.

     SECTION 6. EXERCISE OF WARRANTS; EXERCISE PRICE; EXPIRATION DATE.

       (a) The registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part at any time upon surrender of the Warrant Certificates, with the form of election to purchase on the reverse side thereof duly executed, to the Warrant Agent at the stock transfer office of the Warrant Agent in New York, New York, together with payment of the Exercise Price for each share of Common Stock as to which the Warrants are exercised, at or prior to 5:00 p.m. (Eastern
Time) on __________, 2004 (the "Expiration Date"), which is the date on which the right to exercise the Warrants will expire.

     (b) The Exercise Price for each Warrant Share purchased pursuant to the exercise of a Warrant shall initially be $29.46 and shall be subject to adjustment as provided in Sections 10 and 12 hereof and shall be payable
(i) in the form of cash or by certified or official bank check payable to the order of the Company, (ii) by tendering additional Warrants having a fair market value (equal to the closing sales price on the day prior to the date of such tender on the principal trading market therefor, if any, and otherwise as determined in good faith by the Board of Directors of the Company) equal to the Exercise Price or (iii) any combination of cash or Warrants.

     (c) Upon receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax, the Warrant Agent shall thereupon promptly (i) requisition from any transfer agent of the Common Stock of the Company certificates for the number of whole shares of Common Stock to be purchased and, when appropriate, for the number of fractional shares to be sold by the Warrant Agent, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares, and (iii) promptly after receipt of such certificates cause the same to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, promptly after receipt deliver such cash to or upon the order of the registered holder of such Warrant Certificate.

     (d) In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Warrant Agent to the registered holder of such Warrant Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

     (e) The Warrant Agent shall account promptly to the Company with respect to any Warrant exercise and concurrently pay to the Company all monies received for the purchase of the Common Stock through the exercise of Warrants.

     SECTION 7. CANCELLATION AND DESTRUCTION OF WARRANT CERTIFICATES.

       All Warrant Certificates surrendered for the purpose of exercise, exchange, substitution or registration of transfer shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation, or if surrendered to the Warrant Agent shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Warrant Agreement. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise, exchange, substitution or registration of transfer thereof. The Warrant Agent shall deliver all cancelled Warrant Certificates to the Company or shall, at the written request of the Company, destroy such cancelled Warrant Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     SECTION 8. RESERVATION AND AVAILABILITY OF COMMON STOCK.

       The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Common Stock or its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

     For so long as the Common Stock issuable upon the exercise of Warrants may be listed on any national securities exchange or on the NASDAQ National Market, the Company shall use its best efforts to cause all shares reserved for such issuance to be listed upon official notice of issuance upon such exercise.

     The Company covenants and agrees that it will take all such action as may be necessary to insure that all Common Stock delivered upon exercise of Warrants will, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     The Company further covenants and agrees that it will pay when due and payable, any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Warrant
Certificates or of any certificates of Common Stock shares upon the exercise of Warrants. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of the Warrant Certificate evidencing Warrants surrendered for exercise or to issue or deliver any certificates for Common Stock upon the exercise of any Warrants until any such tax shall have been paid (any such tax being payable by the holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     SECTION 9. COMMON STOCK RECORD DATE.

       Each person in whose name any certificate for Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Company are open.

     PRIOR TO THE EXERCISE OF THE WARRANTS EVIDENCED THEREBY, THE HOLDER OF A WARRANT CERTIFICATE SHALL NOT BE ENTITLED TO ANY RIGHTS OF A STOCKHOLDER OF THE COMPANY WITH RESPECT TO SHARES FOR WHICH THE WARRANTS SHALL BE EXERCISABLE, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO VOTE, TO RECEIVE DIVIDENDS OR OTHER DISTRIBUTIONS OR TO EXERCISE ANY PREEMPTIVE RIGHTS, AND SHALL NOT BE ENTITLED TO RECEIVE ANY NOTICE OF ANY PROCEEDINGS OF THE COMPANY, EXCEPT AS PROVIDED HEREIN.

     SECTION 10. ADJUSTMENT OF EXERCISE PRICE, NUMBER OF SHARES OR NUMBER OF WARRANTS.

       The Exercise Price, the number of Warrant Shares covered by each Warrant and the number of Warrants outstanding are subject to adjustments from time to time upon the occurrence of the events enumerated in this
Section 10.

     (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action. If after an adjustment a holder of a Warrant, upon exercise of it, may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) at a price per share of Common Stock (or having an initial conversion, exchange or exercise price per share of Common Stock, if a security convertible into or exchangeable or exercisable for Common Stock) less than the current market price per share of Common Stock (as defined in Section 10(f)) on such record date, the Exercise Price shall be adjusted in accordance with the following formula:

                              O   + N x P
                                    -----
                         E'=E x       M
                               ----------
                               O  +  N
     where:

     E' = the adjusted Exercise Price.

     E =  the current Exercise Price.

     O = the number of shares of Common Stock outstanding on the record date.

     N =  the number of additional shares of Common Stock offered.

     P =  the offering price per share of the additional shares.

     M = the current market price per share of Common Stock on the record date.

     The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of the Company's assets (including cash), debt securities, preferred stock or rights or warrants (excluding those referred to in Section 10(b)), the Exercise Price shall be adjusted in accordance with the following formula:

                         E' = E x M - F
                                  -----
                                    M
     where:

     E' = the adjusted Exercise Price.

     E =  the current Exercise Price.

     M = the current market price per share of Common Stock on the record date.

     F = the fair market value on the record date of the assets, securities, preferred stock, rights or warrants applicable to one share of Common Stock and distributed to all holders of Common Stock. The fair market value shall be determined in good faith by the members of the Board of Directors of the Company (the "Board of Directors" or the "Board").

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. This subsection (c) does not apply to rights, options or warrants referred to in subsection (b) of this Section 10 or to the payment of dividends or distributions payable out of consolidated earnings or earned surplus of the Company.

     (d) If the Company issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the following formula:

                                      P
                                     ---
                         E' = E x O + M
                                 -------
                                     A
     where:

     E' = the adjusted Exercise Price.

     E =  the then current Exercise Price.

     O = the number of shares outstanding immediately prior to the issuance of such additional shares.

     P =         the  aggregate  consideration received for the issuance of such additional shares.

     M =         the current market price per share on the date of issuance of such additional shares.

     A = the number of shares outstanding immediately after the issuance of such additional shares.

     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     The subsection (d) does not apply to:

          (1)  any of the transactions described in subsections (a), (b) or
(c) of this Section 10;

          (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock;

          (3) Common Stock up to an aggregate of 1,110,000 shares issued upon the exercise of options issued under the management incentive option plan (the "Stock Option Plan") adopted by the Company pursuant to the Plan of Reorganization, if such Common Stock would otherwise be covered by this subsection (d);

          (4) Common Stock issued upon the exercise of rights, options or warrants, other than options issued pursuant to the Stock Option Plan;

          (5) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting;

          (6) Common Stock issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors, shall exceed 10%); or

          (7) Common Stock issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise.

     (e) If the Company issues any securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in any of the transactions described in subsections (a), (b) or (c) of this
Section 10) for an aggregate consideration per share of Common Stock (which consideration shall equal the sum of (i) the amount per share of Common Stock paid for such security plus (ii) the amount per share of Common Stock payable upon exercise thereof) less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with the following formula:

                                     DX P
                                     ----
                         E' = E x O + M
                                 -------
                               O + D
     where:

     E' = the adjusted Exercise Price.

     E =  the then current Exercise Price.

     O = the number of shares outstanding immediately prior to the issuance of such securities.

     P = the consideration per share received (which consideration shall equal the sum of (i) the amount per share of Common Stock paid for such security plus (ii) the amount per share of Common Stock payable upon exercise thereof).

     M = the current market price per share on the date of issuance of such securities.

     D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

     The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

     If all of the Common Stock deliverable upon conversion or exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange or exercise of such securities.

     This subsection (e) does not apply to:

          (1) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting;

          (2) convertible securities issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock issuable upon conversion, as determined in good faith by the Board of Directors, shall exceed 20%);

          (3) convertible securities issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise;

          (4) options exercisable for up to an aggregate of 1,110,000 shares of Common Stock issued under the Stock Option Plan, if such employee stock options would otherwise be covered by this subsection (e).

     (f) For the purpose of any computation under Section 10(b), (c), (d) or (e), the current market price per share of Common Stock on any date shall be deemed to be the average of Quoted Prices of the Common Stock for 20 consecutive trading days commencing 30 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ National Market, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of such quotations on one or more such trading days, the Board of Directors shall determine the Quoted Price for such trading days on the basis of such quotations as it in good faith considers appropriate.

     (g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this
Section 10(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 10 shall be made to the nearest cent or to the nearest hundredth of a share as the case may be. Notwithstanding the first sentence of this Section 10(g), any adjustment required by this Section 10 shall be made no later than the earlier of two years from the date of the transaction which mandates such adjustment or the Expiration Date.

     (h) All Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Warrant Shares into which such Warrants are exercisable (after giving effect to any adjustment thereto pursuant to Section 10(i) in connection with such adjustment to the Exercise Price), all subject to further adjustment as provided herein.

     (i) Unless the Company shall have exercised its election as provided in Section 10(j), upon each adjustment of the Exercise Price as a result of the calculations made in Section 10(a), (b), (c), (d) or (e), each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest hundredth) obtained by (i) multiplying the number of Warrant Shares covered by a Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     (j) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Warrants in lieu of (but not in addition to) any adjustment in the number of Warrant Shares as provided in
Section 10(i). Each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for one Warrant Share. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest hundredth) obtained by dividing the Exercise Price in effect prior to adjustment of the Exercise Price by the Exercise Price in effect after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Warrants, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but shall be at least 10 days later than the date of the public announcement. Upon each adjustment of the number of Warrants pursuant to this subsection (j), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Warrant Certificates on such record date Warrant Certificates evidencing, subject to Section 13, the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which such holders shall be entitled after such adjustment. Warrant Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holers of record of Warrant Certificates on the record date specified in the public announcement.

     (k) Irrespective of any adjustment or change in the Exercise Price or the number of Warrant Shares, the Warrant Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed upon the initial Warrant Certificates issued hereunder.

     (l) The Company may at any time reduce the Exercise Price to any amount (but not less than the par value of the Common Stock) for any period of time (but not less than 20 business days) deemed appropriate by the Board of Directors of the Company.

     (m) In any case in which this Section 10 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrant exercised after such record date the Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the Common Stock and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, PROVIDED, HOWEVER, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (n) In the event any one or more adjustments in the Exercise Price are made pursuant to this Section 10 and subsequent thereto the Exercise Price is required to be reduced pursuant to Section 12(b) hereof, then such adjustment or adjustments shall be recalculated as if the event requiring adjustment pursuant to Section 12(b) had occurred prior to the first event that required adjustment pursuant to this Section 10.

     SECTION 11. CERTIFICATION OF ADJUSTED EXERCISE PRICE AND NUMBER OF SHARES ISSUABLE.

       Whenever the Exercise Price and the number of Warrant Shares are adjusted as provided in Section 10 above, the Company shall (a) promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Exercise Price as so adjusted, the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Warrant Agent and with each transfer agent for the Common Stock a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Warrant Certificate in accordance with Section 21.

     SECTION 12.  CONSOLIDATION,  MERGER  OR  SALE  OF  ASSETS;  CHANGE  OF
CONTROL.

     (a) If the Company shall at any time consolidate or merge with one or more Persons or transfer or lease all or substantially all of its assets to another Person (a "Transaction") in which Common Stock is exchanged for securities, cash or other assets or a combination thereof (collectively, "Transaction Consideration"), then the Warrants will automatically become exercisable for the Transaction Consideration which the holder of the Warrants would have owned or been entitled to receive immediately after the Transaction if the holder had exercised the Warrants before the effective date of the Transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental warrant agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in Section 10. The successor company shall mail to holders of Warrants a notice describing the supplemental warrant agreement. If this Section 12 applies, Section 10 of this Agreement will not apply to the specific transaction, but shall apply thereafter.

     (b) In the event of a "change of control" of the Company within one year of the date hereof, the Exercise Price will be reduced to $23.22 per Warrant Share, subject to adjustment as provided in Section 10 hereof. For purposes of this Agreement, a "change of control" means the occurrence of any of the following events:

               any Person (as defined herein) or "group" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) acquires beneficial ownership of
          (x) more than 50% of the total outstanding Common Stock of the Company or (y) more than 30% of the total outstanding Common Stock of the Company with the right to designate a majority of the Board of Directors of the Company;

              the Company consolidates with, or merges with or into, any Person or sells, assigns, conveys, transfers, or leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Common Stock is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Common Stock is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company); or

              the Company or any of its affiliates enters into any agreement, arrangement or understanding with respect to any event described in subparagraph (i) or
          (ii) of this Section 12(b);

provided, however, that in the case of a "change of control" as described in (iii) above, such reduction shall not occur unless and until such event thereafter occurs (whether within one year of the date hereof or any time thereafter). As used in this Section 12, "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     SECTION 13. FRACTIONAL SHARES.

       (a) The Company shall not be required to issue fractions of shares upon an exercise of Warrants or to distribute share certificates which evidence fractional shares, nor shall the Company be required to make any cash adjustment in respect of a fractional interest in a share, but the fractional interest to which any person is entitled shall be sold in the manner set forth in subsection (b) of this Section 13 by the Warrant Agent, acting as agent for the person entitled to such fractional interest, except as otherwise provided in such subsection.

     (b) The Warrant Agent shall remit to such person the proceeds of the sale of any such fractional interest sold by it as such agent. Fractional interests shall be non-transferable except by or to the Company acting as herein authorized. The Warrant Agent may sell fractional interests on the basis of market prices of the Common Stock as determined by the Company in its sole discretion. In lieu of making an actual sale of a fractional interest, the Company may value fractional interests without actual sale on the basis of the current market price of the Common Stock as determined by the Company in its sole discretion.

     (c) The holder of a Warrant, by the acceptance of the Warrant, expressly waives his right to receive any fractional share upon exercise of a Warrant.

     SECTION 14. RIGHTS OF ACTION.

       All rights of action in respect of this Agreement are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Warrants evidenced by such Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

     SECTION 15. AGREEMENTS, REPRESENTATIONS AND WARRANTIES AND INDEMNITY OBLIGATIONS OF WARRANT CERTIFICATE HOLDERS.

        Every holder of a Warrant Certificate by accepting the same acknowledges, consents and agrees with, and represents and warrants to the Company and with every other holder of a Warrant Certificate that:

     (a) transfer of the Warrant Certificates shall be registered on the registry books of the Warrant Agent only if surrendered at the stock transfer office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer; and

     (b) prior to due presentment for registration of transfer, the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

     SECTION 16. WARRANT AGENT.

       The Warrant Agent undertakes the duties and obligations of registrar for the Warrants imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants by their acceptance thereof, shall be bound:

     (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided;

     (b) The Warrant Agent shall not be responsible for the failure of the Company to comply with any of the covenants contained in this Agreement or on the Warrant Certificates to be complied with by the Company;

     (c) The Warrant Agent may consult at any time with counsel satisfactory to it and shall incur no liability or responsibility to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel;

     (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

     (e) The Company agrees to pay to the Warrant Agent reasonable compensation for the services rendered by the Warrant Agent in the execution of this Agreement. The Company also agrees to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, expenses and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's negligence or bad faith;

     (f) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity;

     (g) Except as set forth in Section 13, the Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith; and

     (h) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer of the Company, or any Senior Vice President or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

     SECTION 17. CHANGE OF WARRANT AGENT.

       The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company notice in writing, and by giving notice in writing by first class mail, postage prepaid, to each registered holder of a Warrant Certificate at his address appearing in the Warrant register, specifying a date when such resignation shall take effect, which notice shall be sent at least 30 days prior to the date so specified. The Company may remove the Warrant Agent or any successor warrant agent upon 30 days' notice in writing, mailed to the Warrant Agent or successor warrant agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of Warrant Certificates at their addresses appearing in the Warrant register. If the Warrant Agent shall resign or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company in good standing, incorporated under the laws of any State of the United States of America, and having its stock transfer office in New York, New York, and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000. After appointment the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as warrant agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.

     SECTION 18. ISSUANCE OF NEW WARRANT CERTIFICATES.

        Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

     SECTION 19. NOTICE OF PROPOSED ACTIONS.

       In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders its Common Stock (other than a cash dividend) or (b) to offer to the holders of its Common Stock rights or warrants to subscribe for or to purchase any additional Common Stock or shares of stock of any class or any other securities, rights or options or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding Common Stock) or (d) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Warrant, in accordance with Section 21, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any such action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The failure to give notice required by this Section 19 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

     SECTION 20. REPORTS.

        The Company shall cause copies of all annual and other periodic reports, whether or not filed with the Securities and Exchange Commission, and whether or not the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, to be mailed by the Warrant Agent and to the holders of the Warrants at their addresses appearing in the register maintained by the Warrant Agent to the same extent as such reports are furnished to the holders of the Common Stock.

     SECTION 21. NOTICES TO COMPANY, WARRANT AGENT AND WARRANT HOLDERS.

       Notices or demands authorized by this Agreement to be given or made by the holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until notice of another address is given) as follows:

                    Wireless One, Inc.
                    2506 Lakeland Drive
                    Jackson, Mississippi  39208
                    Attention:  General Counsel

     The principal office of the Warrant Agent where the Warrant Certificates may be presented for registration, transfer, exchange or exercise pursuant to the terms of this Agreement, and where notice and demands to or upon the Company in respect of the Warrants, Warrant Certificates or this Agreement may be served, shall be, as of the date hereof, as follows:

                    [Name of Warrant Agent]
                    [Address of Warrant Agent]

                    Attention:  Compliance Department

Any such notice or demand shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent) to the Company or the Warrant Agent at said address.

     Notices or demands authorized by this Agreement to be given or made by the Company to the holder of any Warrant Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     SECTION 22. SUPPLEMENTS AND AMENDMENTS.

        The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates. In addition, the Company and the Warrant Agent may from time to time supplement or amend this Agreement with the consent of the holders of not less the majority of the Warrants (excluding Warrants held by the Company or any of its affiliates); PROVIDED, HOWEVER, that no such amendment or supplement shall increase the Exercise Price, shorten the time within which holders may exercise their Warrants or decrease the number of Warrant Shares purchasable upon exercise of each Warrant (other than in accordance with Section 10) without the consent of each holder of Warrants adversely affected thereby.

     SECTION 23. SUCCESSORS.

       All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 24. BENEFITS OF THIS AGREEMENT.

       Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

     SECTION 25. NEW YORK CONTRACT.

       This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

     SECTION 26. COUNTERPARTS.

        This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 27. DESCRIPTIVE HEADINGS.

       Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                              WIRELESS ONE, INC.


                              By:___________________________________
                              ______________________________________
                              Name:
                              Title:


                              [WARRANT AGENT]


                              By:___________________________________
                              Authorized Officer



            [Form of Face of Warrant Certificate]             EXHIBIT A



                     NOT EXERCISABLE AFTER _________, 2004

No. ________                                           ________Warrants
                              WARRANT CERTIFICATE

                              WIRELESS ONE, INC.

     This Warrant Certificate certifies that _______________________, or registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"), each of which entitles the holder to purchase one share (subject to adjustment) of Common Stock, par value $.01 per share (the "Common Stock"), of Wireless One, Inc., a Delaware corporation (the "Company"). Each Warrant expires on _________, 2004 and entitles the holder upon exercise to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the exercise price (the "Exercise Price") of $29.46 payable in lawful money of the United States of America (or, upon exercise and at the election of the holder of the Warrant, by delivery of Warrants as set forth in the Warrant Agreement referred to on the reverse hereof or any combination of cash and Warrants) upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed and payment of the Exercise Price to the order of the Company at the stock transfer office of [Name of Warrant Agent] (the "Warrant Agent"), but subject to the conditions set forth herein and in the Warrant Agreement.

     As provided in the Warrant Agreement, the Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants evidenced by this Warrant Certificate are, upon the occurrence of certain events, subject to modification and adjustment.

     The Warrant Agreement also provides that, in the event that a "change of control" (as defined in the Warrant Agreement) of the Company occurs on or prior to __________, 2000, the Exercise Price shall, subject to the terms and conditions of the Warrant Agreement, be reduced to $23.22 per share of Common Stock, subject to adjustment as provided in the Warrant Agreement.

     No Warrant may be exercised after 5:00 p.m., Eastern Time, on _________, 2004 (the "Expiration Date"), and to the extent not exercised by such time, such Warrants shall become void.

     Neither the Warrants nor this Warrant Certificate entitles any holder or transferee hereof to the right to vote for or to consent to, or to receive notice as stockholder in respect of the meetings of stockholders for, the election of directors of the Company or any other matter, or any rights whatsoever of a stockholder of the Company.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, Wireless One, Inc. has caused this Warrant Certificate to be signed by its [Chairman] and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:__________, ______

                                 WIRELESS ONE, INC.


                                 By:________________________________
                                    Chairman of the Board and
                                    Chief Executive Officer


ATTEST:


By:
  Secretary


                                 [WARRANT AGENT]


                                 By:___________________________
                                   Authorized Officer





                   [Form of Reverse of Warrant Certificate]


     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring _________, 2004 entitling the holder on exercise to receive shares of Common Stock, and are issued pursuant to a Warrant Agreement dated as of _________, 1999 (the "Warrant Agreement"), between the Company and the Warrant Agent, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holder (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Warrant Agent.

     Warrants may be exercised at any time prior to 5:00 p.m. on the Expiration Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the Form of Election to Purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash or by certified or official bank check payable to the order of the Company or, upon exercise and at the election of the Warrant holder, by delivery of Warrants as set forth in the Warrant Agreement or, any combination of cash and Warrants, at the stock transfer office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any cash dividends which may have accrued on any shares of Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that either the number of shares of Common Stock issuable upon the exercise of each Warrant or the number of Warrants held by each holder also shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the amount, if any, received upon sale by the Warrant Agent of such fractional share.

     Warrant Certificates, when surrendered at the stock transfer office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the stock transfer office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Warrant Agent and the Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.




                         FORM OF ELECTION TO PURCHASE

    (To be executed if holder desires to exercise the Warrant Certificate)

TO WIRELESS ONE, INC.

     The undersigned hereby irrevocably elects to exercise ____________ Warrants represented by this Warrant Certificate to purchase the Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying number:_____________________


                        (Please print name and address)

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the remainder of such Warrants shall be registered in the name of and delivered to:

Please insert social security or other identifying number:_____________________


                        (Please print name and address)

Dated: __________, _____


                               Signature

                    (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)

Signature Guaranteed:




                              FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)

     FOR VALUE RECEIVED________________________________________________________
_______________________________________hereby sells, assigns and transfers unto
_______________________________________________________________________________
_______________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: ____________, _____

                                 Signature_____________________________________


Signature Guaranteed:



                                    NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.























                               EXHIBIT 3


                           STOCK OPTION PLAN






































                         WIRELESS ONE, INC.
                         STOCK OPTION PLAN


     1. PURPOSE. The purpose of the Stock Option Plan (the "Plan") of Wireless One, Inc. ("Wireless") is to provide for the grant of non-qualified options (the "Options") to purchase shares of the common stock, $.01 par value per share (the "common Stock") of Wireless to officers, directors, key employees and consultants of Wireless and its subsidiaries (collectively, the "Company"). The Plan is intended to increase shareholder value and advance the interests of the Company by providing an incentive to attract and retain key management personnel. As used in the Plan, the term "subsidiary" means any corporation of which Wireless owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of Wireless, by the compensation committee of the Board of Directors of Wireless, or by a subcommittee of the compensation committee. The Board of Directors or the committee or subcommittee that administers the Plan shall hereinafter be referred to as the "Committee." The Committee shall have plenary authority to determine who will receive Options under the Plan, to grant Options under the Plan, to set the terms of those Options, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into an agreement with participants as to the terms of the Options (the "Option Agreement") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants.

     3. ELIGIBLE PARTICIPANTS. Key senior management level employees of the Company (including officers and directors) and consultants and advisors to the Company shall become eligible to receive Options under the Plan when or if designated by the Committee.

     4.   SHARES SUBJECT TO THE PLAN.

     4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 6.5, a total of 1,110,000 shares of Common Stock are authorized to be issued under the Plan (440,000 of which shall be subject to Options issued on the effective date of the Plan of Reorganization of Wireless dated March __, 1999 at an exercise price of $13.51 and otherwise in accordance with the format of the Stock Option Agreement attached hereto as Exhibit A). In the event that an Option granted hereunder expires or is terminated or canceled prior to exercise, any shares of Common Stock that were issuable hereunder may again be issued under the Plan.

     4.2. TYPE OF COMMON STOCK. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

     5.   TERMS OF OPTIONS.  Each Option granted under the Plan shall  be a
non-qualified   stock  option  and  subject  to  the  following  terms  and conditions:

     5.1. PRICE. The exercise price per share shall be determined by the Committee and shall be no less than the Fair Market Value of a share of Common Stock on the effective date of the Option grant, subject to adjustment under Section 6.5.

     5.2. NUMBER. The number of shares of Common Stock subject to the Option shall be determined by the Committee, subject to adjustment as provided in Section 6.5; provided, however, that no participant may be granted Options with respect to more than [300,000] shares of Common Stock in a calendar year.

     5.3. DURATION AND TIME FOR EXERCISE. Subject to earlier termination as provided in Section 6.3, the term of each Option shall be five years. Each Option shall become exercisable at such time or times during its term as shall be determined by the Committee. The Option shall also be subject to automatic acceleration under Section 6.10.

     5.4. MANNER OF EXERCISE. An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The exercise price shall be payable in United States dollars and may be paid by (a) cash; (b) check; (c) by delivery of shares of Common Stock, which, unless otherwise determined by the Committee, have been held by the optionee for at least six months, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such Option is exercised; (d) by the simultaneous exercise of the Option and sale of the shares of Common Stock acquired upon exercise, pursuant to a brokerage arrangement that has been approved in advance by the Committee; or (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of an Option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a participant shall have no rights as a shareholder.

     6.   GENERAL.

     6.1  DURATION.   Subject to Section 6.10, the  Plan  shall  remain  in
effect until all Options granted under the Plan have either been exercised or been terminated under the terms of the Plan.

     6.2 TRANSFERABILITY. No Options granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Option Agreement or an amendment thereto; or (d) if permitted by the Committee and so provided in the Option Agreement or an amendment thereto, (i) to Immediate Family members, (ii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Options, or levy of attachment or similar process upon Options not specifically permitted herein, shall be null and void and without effect.

     6.3 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. In the event that a participant ceases to be an employee, director or consultant of the Company for any reason, including death, disability, early retirement or normal retirement, any Options may be exercised or shall expire at such times as may be determined by the Committee and provided in the Option Agreement.

     6.4 ADDITIONAL CONDITION. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of the grant of any Option or the issuance of any shares of Common Stock pursuant to any Option, require the recipient of the Option, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Option or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Option, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Option shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     6.5 ADJUSTMENT. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to Options, the number and kind of shares of stock or other securities, or property (including, without limitation, cash) to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Options, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option, the performance objectives of any Option, and the shares of Common Stock issuable pursuant to any Option shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.
     6.6 OPTION AGREEMENT. The terms of each Option shall be stated in an Option Agreement.

     6.7 WITHHOLDING. The Company shall have the right to collect as a condition to exercise of an Option any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, the participant may, subject to disapproval by the Committee, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date"). Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election or may suspend or terminate the right to make Elections.

     6.8 NO CONTINUED EMPLOYMENT. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

     6.9 AMENDMENT OF THE PLAN. The Board may amend or discontinue the Plan at any time. No amendment or discontinuance shall, subject to adjustments permitted under Section 6.5, materially impair, without the consent of the recipient, an Option previously granted, except that the Company retains the right to require the forfeiture of an Option if a participant's employment is terminated for cause.

     6.10 CHANGE OF CONTROL. (a) A Change of Control means the occurrence of any of the following events::

               (i) any Person (as defined herein) or "group" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) acquires beneficial ownership of (x) more than 50% of the total outstanding Common Stock of the Company or (y) more than 30% of the total outstanding Common Stock of the Company with the right to designate a majority of the Board of Directors of the Company; or

               (ii) the Company consolidates with, or merges with or into, any Person or sells, assigns, conveys, transfers, or leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Common Stock is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Common Stock is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company).

As  used  in  this  Section  6.10,  "Person"  shall  mean  any  individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          (b) Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control, if consummated, all outstanding Options granted pursuant to the Plan shall automatically become fully exercisable without the necessity of action by any person.

     6.11 DEFINITION OF FAIR MARKET VALUE. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the final quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date, as established by the Committee in good faith.


                                                        EXHIBIT A
                                                   [FOR EFFECTIVE DATE GRANTS]
                      STOCK OPTION AGREEMENT
                         FOR THE GRANT OF
               NON-QUALIFIED STOCK OPTIONS UNDER THE
                        WIRELESS ONE, INC.
                         STOCK OPTION PLAN


     THIS  AGREEMENT  is  entered  into as of ___________, between Wireless
One,  Inc.,  a  Delaware  corporation  (the   "Company"),   and  __________
_________, Optionee (the "Optionee").

     WHEREAS Optionee is an employee of the Company and the Company considers it desirable and in its best interest that Optionee be given an incentive to advance the interests of the Company by possessing an option to purchase shares of the common stock of the Company, $.01 par value per share (the "Common Stock") in accordance with the Wireless One, Inc. Stock Option Plan (the "Plan").

     NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

                                I.

                          Grant of Option

     The Company hereby grants to Optionee effective this ______________ (the "Date of Grant") the right, privilege and option to purchase _________ shares of Common Stock (the "Option") at a price of $13.51 per share (the "Exercise Price"). The Option shall be exercisable at the times specified in Section II below. The Option is a non-qualified stock option and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                II.

                         Time of Exercise

     2.1 Subject to the provisions of the Plan and the other provisions of this Section II, the Optionee shall be entitled to exercise the Option as follows:

          One-third of the total number of shares covered by the Option beginning on the Date of Grant;

          Two-thirds of the total number of shares covered by the Option beginning two years following the Date of Grant, less any shares previously issued; and

          All of the shares covered by the Option beginning three years following the Date of Grant, less any shares previously issued.

     2.2 During Optionee's lifetime, the Option may be exercised only by him or his guardian if he has been declared incompetent. In the event of death, the Option may be exercised as provided herein by the Optionee's estate or by the person to whom such right devolves as a result of the Optionee's death.

     2.3 If an Optionee ceases to be an employee of the Company for any reason, the Option must be exercised, to the extent otherwise exercisable at the time of termination of employment, within one year from the date on which the Optionee ceases to be an employee, but in no event later than five years following the Date of Grant. [Revise for directors or consultants]. Portions of the Options that are not exercisable at the time of termination of employment are forfeited.

     2.4 The Option shall expire and may not be exercised later than five years following the Date of Grant.

                               III.

                   Method of Exercise of Option

     3.1 Optionee may exercise all or a portion of the Option by delivering to the Company a signed written notice of his intention to exercise the Option, specifying therein the number of shares to be purchased. Upon receiving such notice, and after the Company has received full payment of the Exercise Price, the appropriate officer of the Company shall cause the transfer of title of the shares purchased to Optionee on the Company's stock records and cause to be issued to Optionee a stock certificate for the number of shares being acquired. Optionee shall not have any rights as a shareholder until the stock certificate is issued to him.

     3.2 The Option may be exercised by the payment of the Exercise Price in cash, in shares of Common Stock held for six months or in a combination of cash and shares of Common Stock held for six months. The Optionee may also pay the Exercise Price by delivering a properly executed exercise notice together with irrevocable instructions (with a copy to the Company) to a broker approved by the Committee (as defined in the Plan) to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price.

                                IV.

                No Contract of Employment Intended

     Nothing in this Agreement shall confer upon Optionee any right to continue in the employment of the Company, or to interfere in any way with the right of the Company to terminate Optionee's employment relationship with the Company at any time.

                                V.

                          Binding Effect

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and successors.

                                VI.

                        Non-Transferability

     The Option granted hereby may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will, by the laws of descent and distribution or pursuant to a domestic relations order, as defined in the Code, and shall not be subject to execution, attachment or similar process.

                               VII.

                      Inconsistent Provisions

     The Option granted hereby is subject to the provisions of the Plan as in effect on the date hereof and as it may be amended. In the event any provision of this Agreement conflicts with such a provision of the Plan, the Plan provision shall control.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the day and year first above written.

                              WIRELESS ONE, INC.



                              By:__________________________________________






                                 __________________________________________
                                             Optionee